UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 22, 2006

(Date of Earliest Event Reported)

PENN VIRGINIA GP HOLDINGS, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33171	20-5116532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2006, the Board of Directors of PVG GP, LLC (the “Company”), the general partner of Penn Virginia GP Holdings, L.P. (the “Partnership”), adopted the PVG GP, LLC Non-Employee Directors Deferred Compensation Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan permits the non-employee directors of the Company to defer the receipt of any or all cash, and any or all common units and restricted units of the Partnership, they receive as compensation. All deferrals, and any distributions with respect to deferred common units or deferred restricted units, are credited to a deferred compensation account, the cash portion of which is credited quarterly with interest calculated at the prime rate. Non-employee directors of the Company are fully vested at all times in any cash or deferred common units credited to their deferred compensation accounts. Any restricted unit awards credited to a deferred compensation account are subject to the same vesting and forfeiture restrictions that apply to the underlying award. Amounts held in a non-employee director’s deferred compensation account will be distributed to the director on the January 1st following the earlier to occur of the director reaching age 70 or the resignation or removal of the director from the board of directors of the Company. Upon the death of a non-employee director, all vested amounts held in the deferred compensation account of the non-employee director will be distributed to the director’s estate.

A copy of the Deferred Compensation Plan as adopted is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On October 6, 2006, prior to the effective date of the Partnership’s Registration Statement on Form S-1 (File No. 333-135686) relating to its initial public offering of its common units (the “Registration Statement”), the Board of Directors of the Company adopted the PVG GP, LLC Long-Term Incentive Plan (the “LTIP”), the form of which was filed with the Registration Statement. The provisions of the LTIP are as described in the Partnership’s final prospectus (File No. 333-135686) dated December 4, 2006 and filed on December 5, 2006 with the Securities and Exchange Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended.

A copy of the LTIP as adopted is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. Copies of the forms of deferred common unit grant agreement and restricted unit award agreement used in connection with the LTIP are filed as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	PVG GP, LLC Non-Employee Directors Deferred Compensation Plan.

10.2	PVG GP, LLC Long-Term Incentive Plan.

10.3	Form of deferred common unit grant agreement.

10.4	Form of restricted unit award agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2006

Penn Virginia GP Holdings, L.P.

By:	PVG GP, LLC
its general partner

By:	/s/ Nancy M. Snyder
Nancy M. Snyder
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
10.1	PVG GP, LLC Non-Employee Directors Deferred Compensation Plan.

10.2	PVG GP, LLC Long-Term Incentive Plan.

10.3	Form of deferred common unit grant agreement.

10.4	Form of restricted unit award agreement.